SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No. ___)

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/_/   Preliminary Proxy Statement

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      14a-6(e)(2))

/X/   Definitive Proxy Statement

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/_/   Soliciting Materials Pursuant to Section 240.14a-12

                Alliance California Municipal Income Fund, Inc.
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

[A/B]
[LOGO]/R/

                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

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                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 28, 2018

   To the stockholders of AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF") and Alliance California Municipal Income Fund, Inc. ("ACMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of AGHIF, ANMIF and ACMIF, each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41/st/ Floor, New York, New York 10105, on March 28, 2018 at 3:00 p.m., Eastern Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 21, 2018:

    1. To elect Class Three Directors of each Fund, each such Director to hold office for a term of three years and until his or her successor is duly elected and qualifies;

    2. To elect a Preferred Director of ANMIF and ACMIF for a term of two years and until her successor is duly elected and qualifies; and

    3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

   Any stockholder of record of AGHIF, ANMIF or ACMIF at the close of business on February 20, 2018 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

New York, New York
February 21, 2018

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTE. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

--------------------------------------------------------------------------------

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of its owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 28, 2018

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors (collectively, the "Board") of AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF") and Alliance California Municipal Income Fund, Inc. ("ACMIF"), each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on March 28, 2018 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 21, 2018.

   Any stockholder who owned shares of AGHIF, ANMIF or ACMIF at the close of business on February 20, 2018 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

   As permitted by law, only one copy of this Proxy Statement may be delivered to a Fund's stockholders residing at the same address, unless such stockholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (800) 227-4618 or write to Cathleen Crandall at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders of a Fund wishing to receive separate copies of the Fund's shareholder reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON WEDNESDAY, MARCH 28, 2018. THE PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT
WWW.ALLIANCEBERNSTEIN.COM/ABFUNDSPROXY.

                            PROPOSALS ONE AND TWO:
                             ELECTION OF DIRECTORS

   Under the Funds' respective Charters and Bylaws, the Board has been divided into three classes of Directors serving staggered terms of three years. Generally, one class of Directors is nominated each year by the Board for election by the Fund's stockholders. For all of the Funds, the terms of Class Three Directors will expire as of the Meeting, the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2019, and the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2020. Upon expiration of the terms of the Directors of each class as set forth above, their successors in that class will be elected to serve for a term of three years and until their successors are duly elected and qualify.

   Under this classified Board structure, it would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if such Directors are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   At the Meeting, the holders of the preferred stock of ANMIF and ACMIF, including each series of Auction Preferred Shares and of the Variable Rate MuniFund Term Preferred Shares (the "Preferred Stockholders") will have equal voting rights with the holders of the common stock of ANMIF and ACMIF (i.e., one vote per share), respectively, and will vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds, as described below. The Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their respective Fund ("Preferred Directors"). The Preferred Directors are Carol C. McMullen, a Class Two Director of ANMIF and ACMIF, and Michael J. Downey, a Class One Director of ANMIF and ACMIF. While the Preferred Stockholders have the right to elect the Preferred Directors, only one Preferred Director, Carol C. McMullen, is standing for election at the Meeting. It is expected that Michael J. Downey will stand for election at the annual meeting of stockholders to be held in 2019.

PROPOSAL ONE - ALL FUNDS

   At the Meeting, Marshall C. Turner, Jr., Garry L. Moody and Earl D. Weiner are standing for election as Class Three Directors of each Fund. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

   The affirmative vote of a majority of the votes entitled to be cast by a Fund's Preferred Stockholders (as applicable) and common stockholders voting together as a single class is required to elect a Class Three Director. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees.

PROPOSAL TWO - ANMIF AND ACMIF

   At the meeting, one Preferred Director of each of ANMIF and ACMIF will be standing for election as a Preferred Director to serve for a term of two years and until her successor is elected and qualifies. Carol C. McMullen, a Class Two Director of each Fund, will stand for election as a Preferred Director by the Preferred Stockholders of ANMIF and ACMIF. The nominee has consented to serve as a Preferred Director. The Board knows of no reason why the nominee will be unable to serve, but in the event the nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

   The affirmative vote of a majority of the votes entitled to be cast by the Preferred Stockholders of each of ANMIF and ACMIF, voting separately, is required to elect a Preferred Director of ANMIF and ACMIF, respectively. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the nominee.

   Certain information concerning each person nominated for election as a Director or a Preferred Director by the Board, and each person currently serving and intending to continue to serve as a Director after the Meeting, is set forth below.

                                                                                     NUMBER OF
                              YEAR                                                  PORTFOLIOS
                              TERM                                                      IN
                              AS A                                                    AB FUND       OTHER
                             DIRECTOR                 PRINCIPAL OCCUPATION(S)         COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS*          WILL     YEARS OF       DURING PAST 5 YEARS AND        OVERSEEN   CURRENTLY HELD
          AND AGE            EXPIRE    SERVICE**         OTHER INFORMATION          BY DIRECTOR  BY DIRECTOR
---------------------------- --------  ---------  --------------------------------- ----------- ---------------
INDEPENDENT
DIRECTORS
Marshall C. Turner, Jr.,/#/  Class     Each       Private Investor since prior to       96      Xilinx, Inc.
Chairman of the Board        Three     Fund: 13   2013. Former Chairman and                     (programmable
76                           (2021)+              CEO of Dupont Photomasks,                     logic semi-
                                                  Inc. (components of semi-                     conductors)
                                                  conductor manufacturing). He                  since 2007
                                                  has extensive operating
                                                  leadership and venture capital
                                                  investing experience, including
                                                  five interim or full-time CEO
                                                  roles, and prior service as
                                                  general partner of institutional
                                                  venture capital partnerships. He
                                                  also has extensive non-profit
                                                  board leadership experience,
                                                  and currently serves on the
                                                  boards of two education and
                                                  science-related non-profit
                                                  organizations. He has served as
                                                  a director of one AB fund since
                                                  1992, and director or trustee of
                                                  multiple AB Funds since 2005.
                                                  He has been Chairman of the
                                                  AB Funds since January 2014,
                                                  and the Chairman of the
                                                  Independent Directors
                                                  Committees of such AB Funds
                                                  since February 2014.

Michael J. Downey,/#/        Class     Each       Private Investor since prior to       96      The Asia
74                           One       Fund: 13   2013. Formerly, managing                      Pacific Fund,
                             (2019)               partner of Lexington Capital,                 Inc.
                                                  LLC (investment advisory                      (registered
                                                  firm) from December 1997                      investment
                                                  until December 2003. He                       company)
                                                  served as a Director of                       since prior to
                                                  Prospect Acquisition Corp.                    2013
                                                  (financial services) from 2007
                                                  until 2009. From 1987 until
                                                  1993, Chairman and CEO of
                                                  Prudential Mutual Fund
                                                  Management, director of the
                                                  Prudential mutual funds, and
                                                  member of the Executive
                                                  Committee of Prudential
                                                  Securities Inc. He has served
                                                  as a director or trustee of the
                                                  AB Funds since 2005 and is a
                                                  director and chairman of one
                                                  other registered investment
                                                  company.

                                                                                     NUMBER OF
                            YEAR                                                    PORTFOLIOS
                            TERM                                                        IN
                            AS A                                                      AB FUND       OTHER
                           DIRECTOR                  PRINCIPAL OCCUPATION(S)          COMPLEX   DIRECTORSHIPS
     NAME, ADDRESS*         WILL     YEARS OF        DURING PAST 5 YEARS AND         OVERSEEN   CURRENTLY HELD
         AND AGE           EXPIRE    SERVICE**          OTHER INFORMATION           BY DIRECTOR  BY DIRECTOR
-------------------------- --------  ---------- ----------------------------------- ----------- --------------
William H. Foulk, Jr.,/#/  Class     AGHIF: 25  Investment Adviser and an               96          None
85                         Two       ANMIF and  Independent Consultant since
                           (2020)    ACMIF: 16  prior to 2013. Previously, he
                                                was Senior Manager of Barrett
                                                Associates, Inc., a registered
                                                investment adviser. He was
                                                formerly Deputy Comptroller
                                                and Chief Investment Officer
                                                of the State of New York and,
                                                prior thereto, Chief Investment
                                                Officer of the New York Bank
                                                for Savings. He has served as a
                                                director or trustee of various
                                                AB Funds since 1983, and was
                                                Chairman of the Independent
                                                Directors Committees of the
                                                AB Funds from 2003 until
                                                early February 2014. He
                                                served as Chairman of such
                                                AB Funds from 2003 through
                                                December 2013. He is also
                                                active in a number of mutual
                                                fund related organizations and
                                                committees.

Nancy P. Jacklin,/#/       Class     Each       Private investor since prior to         96          None
69                         One       Fund: 12   2013. Professorial Lecturer at
                           (2019)               the Johns Hopkins School of
                                                Advanced International Studies
                                                (2008-2015). U.S. Executive
                                                Director of the International
                                                Monetary Fund (which is
                                                responsible for ensuring the
                                                stability of the international
                                                monetary system), (December
                                                2002-May 2006); Partner,
                                                Clifford Chance (1992-2002);
                                                Sector Counsel, International
                                                Banking and Finance, and
                                                Associate General Counsel,
                                                Citicorp (1985-1992); Assistant
                                                General Counsel
                                                (International), Federal Reserve
                                                Board of Governors (1982-
                                                1985); and Attorney Advisor,
                                                U.S. Department of the
                                                Treasury (1973-1982). Member
                                                of the Bar of the District of
                                                Columbia and of New York;
                                                and member of the Council on
                                                Foreign Relations. She has
                                                served as a director or trustee of
                                                the AB Funds since 2006 and
                                                has been Chairman of the
                                                Governance and Nominating
                                                Committees of the AB Funds
                                                since August 2014.

                                                                            NUMBER OF
                        YEAR                                               PORTFOLIOS
                        TERM                                                   IN
                        AS A                                                 AB FUND       OTHER
                       DIRECTOR                PRINCIPAL OCCUPATION(S)       COMPLEX   DIRECTORSHIPS
   NAME, ADDRESS*       WILL     YEARS OF      DURING PAST 5 YEARS AND      OVERSEEN   CURRENTLY HELD
       AND AGE         EXPIRE    SERVICE**       OTHER INFORMATION         BY DIRECTOR  BY DIRECTOR
---------------------- --------  ---------  ------------------------------ ----------- --------------
Carol C. McMullen,/#/  Class     Each       Managing Director of Slalom        96          None
62                     Two       Fund: 2    Consulting (consulting) since
                       (2020)               2014 and private investor and
                                            member of the Partners
                                            Healthcare Investment
                                            Committee. Formerly,
                                            Director of Norfolk &
                                            Dedham Group (mutual
                                            property and casualty
                                            insurance) from 2011 until
                                            November 2016; Director of
                                            Partners Community
                                            Physicians Organization
                                            (healthcare) from 2014 until
                                            December 2016; and
                                            Managing Director of The
                                            Crossland Group (consulting)
                                            from 2012 until 2013. She has
                                            held a number of senior
                                            positions in the asset and
                                            wealth management industries,
                                            including at Eastern Bank
                                            (where her roles included
                                            President of Eastern Wealth
                                            Management), Thomson
                                            Financial (Global Head of
                                            Sales for Investment
                                            Management), and Putnam
                                            Investments (where her roles
                                            included Head of Global
                                            Investment Research). She has
                                            served on a number of private
                                            company and non-profit
                                            boards, and as a director or
                                            trustee of the AB Funds since
                                            June 2016.

                                                                            NUMBER OF
                     YEAR                                                  PORTFOLIOS
                     TERM                                                      IN
                     AS A                                                    AB FUND       OTHER
                    DIRECTOR                 PRINCIPAL OCCUPATION(S)         COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS*     WILL     YEARS OF       DURING PAST 5 YEARS AND        OVERSEEN   CURRENTLY HELD
     AND AGE        EXPIRE    SERVICE**         OTHER INFORMATION          BY DIRECTOR  BY DIRECTOR
------------------- --------  ---------  --------------------------------- ----------- --------------
Garry L. Moody,/#/  Class     Each       Independent Consultant.               96          None
65                  Three     Fund: 10   Formerly, Partner, Deloitte &
                    (2021)+              Touche LLP (1995-2008),
                                         where he held a number of
                                         senior positions, including
                                         Vice Chairman, and U.S. and
                                         Global Investment
                                         Management Practice
                                         Managing Partner; President,
                                         Fidelity Accounting and
                                         Custody Services Company
                                         (1993-1995), where he was
                                         responsible for accounting,
                                         pricing, custody and reporting
                                         for the Fidelity mutual funds;
                                         and Partner, Ernst & Young
                                         LLP (1975-1993), where he
                                         served as the National Director
                                         of Mutual Fund Tax Services
                                         and Managing Partner of its
                                         Chicago Office Tax
                                         Department. He is a member
                                         of the Trustee Advisory Board
                                         of BoardIQ, a biweekly
                                         publication focused on issues
                                         and news affecting directors of
                                         mutual funds. He has served as
                                         a director or trustee, and as
                                         Chairman of the Audit
                                         Committees of the AB Funds
                                         since 2008.

Earl D. Weiner,/#/  Class     Each       Of Counsel, and Partner prior         96          None
78                  Three     Fund: 11   to January 2007, of the law
                    (2021)+              firm Sullivan & Cromwell
                                         LLP and is a former member
                                         of the ABA Federal
                                         Regulation of Securities
                                         Committee Task Force to draft
                                         editions of the Fund Director's
                                         Guidebook. He also serves as
                                         a director or trustee of various
                                         non-profit organizations and
                                         has served as Chairman or
                                         Vice Chairman of a number of
                                         them. He has served as a
                                         director or trustee of the AB
                                         Funds since 2007 and served
                                         as Chairman of the
                                         Governance and Nominating
                                         Committees of the AB Funds
                                         from 2007 until August 2014.

                                                                           NUMBER OF
                     YEAR                                                 PORTFOLIOS
                     TERM                                                     IN
                     AS A                                                   AB FUND       OTHER
                    DIRECTOR                 PRINCIPAL OCCUPATION(S)        COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS*     WILL     YEARS OF       DURING PAST 5 YEARS AND       OVERSEEN   CURRENTLY HELD
     AND AGE        EXPIRE    SERVICE**        OTHER INFORMATION          BY DIRECTOR  BY DIRECTOR
------------------- --------  ---------  -------------------------------- ----------- --------------
INTERESTED
DIRECTOR
Robert M. Keith,++  Class     Each       Senior Vice President of             96          None
1345 Avenue of the  One       Fund: 9    AllianceBernstein L.P. (the
Americas            (AGHIF               "Adviser")+++ and head of
New York, NY 10105  2019)                AllianceBernstein
57                  Class                Investments, Inc. ("ABI")+++
                    Two                  since July 2008; Director of
                    (ANMIF               ABI and President of the AB
                    and                  Mutual Funds. Previously, he
                    ACMIF                served as Executive Managing
                    2020)                Director of ABI from
                                         December 2006 to June 2008.
                                         Prior to joining ABI in 2006,
                                         Executive Managing Director
                                         of Bernstein Global Wealth
                                         Management, and prior
                                         thereto, Senior Managing
                                         Director and Global Head of
                                         Client Service and Sales of the
                                         Adviser's institutional
                                         investment management
                                         business since 2004. Prior
                                         thereto, he was Managing
                                         Director and Head of North
                                         American Client Service and
                                         Sales in the Adviser's
                                         institutional investment
                                         management business, with
                                         which he had been associated
                                         since prior to 2004.

--------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of years served as a Director. # Member of the Audit Committee, the Governance and Nominating Committee, and
   the Independent Directors Committee for each Fund.
+  If elected at the Meeting.
++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of each Fund due to his position as a Senior Vice President of the Adviser.
+++The Adviser and ABI are affiliates of each Fund.

   In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2013 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) until 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

   The dollar range of the Funds' securities beneficially owned by each Director listed above, and the aggregate dollar range of securities owned in the funds overseen by the Director within the Fund Complex are set forth below.

                                                        AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                        SECURITIES IN THE
                             DOLLAR RANGE OF EQUITY   FUNDS OVERSEEN IN THE
                             SECURITIES IN THE FUNDS     AB FUND COMPLEX
                             AS OF DECEMBER 31, 2017 AS OF DECEMBER 31, 2017
                             ----------------------  -----------------------
    INDEPENDENT DIRECTORS
    Michael J. Downey                     None            Over $100,000
    William H. Foulk, Jr.    AGHIF:  $10,001-$50,000      Over $100,000
                             ANMIF:    $1-$10,000
    Nancy P. Jacklin         AGHIF:  $10,001-$50,000      Over $100,000
    Carol C. McMullen        AGHIF:  $10,001-$50,000      Over $100,000
                             ANMIF:  $10,001-$50,000
    Garry L. Moody           AGHIF:  $10,001-$50,000      Over $100,000
    Marshall C. Turner, Jr.  AGHIF:  $10,001-$50,000      Over $100,000
    Earl D. Weiner           AGHIF:  $10,001-$50,000      Over $100,000

    INTERESTED DIRECTOR
    Robert M. Keith                       None                None

   The business and affairs of the Funds are overseen by the Board. Directors who are not "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Directors," and the Director who is an "interested person" of the Funds is referred to as an "Interested Director." Certain information concerning each Director and the Funds' governance structure is set forth below.

   Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

   In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve as a Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees;
Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008;
Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such AB Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds' other service providers in the operations of each Fund in accordance with its investment objective and policies, and otherwise in accordance with the Fund's prospectus, the requirements of the 1940 Act and other applicable Federal laws, applicable state laws and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee - and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe this structure sets the proper tone for the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing such relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

   Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with
(i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

   Risk oversight forms part of the Board's general oversight of the Funds' investment programs and operations, and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), each Fund's Chief Compliance Officer, each Fund's independent registered public accounting firm and counsel, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

   Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks. Processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

   During each Fund's fiscal year ended in 2017, the Board of ACMIF met six times; of AGHIF, seven times; and of ANMIF, six times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Board Committees. The Board has three standing committees: the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. The members of the Committees are identified above in the table listing the Directors.

   The function of the Audit Committee is to assist the Board in its oversight of each Fund's accounting and financial reporting policies and practices. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During each Fund's fiscal year ended 2017, the Audit Committee of ACMIF met three times; of AGHIF, three times; and of ANMIF, three times.

   The Board has adopted a charter for its Governance and Nominating Committee, a current copy of which is available at www.abfunds.com (under "Investments," click on "Closed-End Funds," then the name of a Fund (e.g., "AllianceBernstein Global High Income Fund"), then "Governance and Nominating Committee Charter.") Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect a Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders (subject to the following paragraph), and other appropriate sources.

   Pursuant to the charter, the Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates, and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the anniversary of the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group of stockholders for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. During the Fund's fiscal year ended 2017, the Governance and Nominating Committee of ACMIF met four times; of AGHIF, three times; and of ANMIF, four times.

   The function of the Independent Directors Committee is to consider and take action on matters that the Committee or the Board believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During each Fund's fiscal year ended in 2017, the Independent Directors Committee of ACMIF met eight times; of AGHIF, seven times; and of ANMIF, eight times. The Independent Directors meet in executive session without representation of management present at every Board meeting. In the fiscal year ended in 2017, the approval of the Advisory and Shareholder Inquiry Agency Agreements of each Fund was considered at the October 31-November 2, 2017 meetings of the Independent Directors Committee.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   Board Compensation. None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. Information concerning the aggregate compensation paid during the calendar year 2017 by the Funds to each person nominated for election as a Director by the Board, and each person currently serving and intending to continue to serve as a Director after the Meeting; the aggregate compensation paid to each such Director during calendar year 2017 by all of the investment companies overseen by the Director within the AB Fund Complex; the total number of investment companies in the AB Fund Complex for which each Director serves as a director or trustee; and the number of investment portfolios for which each Director serves as a director or trustee, is set forth below. Neither the Funds nor any other investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                             NUMBER OF
                                                               NUMBER OF     INVESTMENT
                                                               INVESTMENT    PORTFOLIOS
                                                            COMPANIES IN THE WITHIN THE
                                                                AB FUND      AB FUND
                                              COMPENSATION      COMPLEX,     COMPLEX,
                                                FROM THE     INCLUDING THE   INCLUDING THE
                           COMPENSATION          AB FUND      FUNDS, AS TO   FUNDS, AS TO
                             FROM THE           COMPLEX,       WHICH THE     WHICH THE
                           FUNDS DURING       INCLUDING THE  DIRECTOR IS A   DIRECTOR IS A
                           THEIR FISCAL YEARS FUNDS, DURING   DIRECTOR OR    DIRECTOR OR
     NAME OF DIRECTOR       ENDED 2017            2017          TRUSTEE      TRUSTEE
  ------------------------ ------------------ ------------- ---------------- -------------
  INDEPENDENT DIRECTORS
  Michael J. Downey        $2,640    AGHIF      $285,000           26        96
                           $2,809    ANMIF
                           $2,809    ACMIF

  William H. Foulk, Jr.    $2,640    AGHIF      $285,000           26        96
                           $2,809    ANMIF
                           $2,809    ACMIF

  Nancy P. Jacklin         $2,811    AGHIF      $305,000           26        96
                           $3,001    ANMIF
                           $3,001    ACMIF

  Carol C. McMullen        $2,041    AGHIF      $285,000           26        96
                           $2,809    ANMIF
                           $2,809    ACMIF

  Garry L. Moody           $2,976    AGHIF      $325,000           26        96
                           $3,191    ANMIF
                           $3,191    ACMIF

  Marshall C. Turner, Jr.  $4,445    AGHIF      $480,000           26        96
                           $4,730    ANMIF
                           $4,730    ACMIF

  Earl D. Weiner           $2,640    AGHIF      $285,000           26        96
                           $2,809    ANMIF
                           $2,809    ACMIF

   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL ONE, AND THAT THE PREFERRED STOCKHOLDERS VOTE FOR THE NOMINEE FOR PREFERRED DIRECTOR IN PROPOSAL TWO. FOR EACH FUND, APPROVAL OF PROPOSAL ONE REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST. FOR EACH OF ANMIF AND ACMIF, APPROVAL OF PROPOSAL TWO REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES ENTITLED TO BE CAST BY THAT FUND'S PREFERRED STOCKHOLDERS.

                     PROXY VOTING AND STOCKHOLDER MEETING

   Stockholders may vote by appearing in person at the Meeting, by returning the enclosed proxy card or by authorizing a proxy to vote their shares by telephone or through the Internet using the instructions provided on the enclosed proxy card.

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the election of the nominees as Directors for each Fund. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card in the manner recommended by the Board. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the election of the nominees as Director in Proposal One requires the affirmative vote of a majority of the votes entitled to be cast by the Fund's Preferred Stockholders (as applicable) and common stockholders voting together as a single class. For each of ANMIF and ACMIF, the election of the nominee as Preferred Director in Proposal Two requires the affirmative vote of a majority of the votes entitled to be cast by the Fund's Preferred Stockholders voting separately. Any abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against Proposals One and Two. If any proposal, other than Proposals One and Two, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, as applicable, of the Fund. In the event that (i) a quorum is not present at the Meeting for a Fund; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for Proposals One and Two (as described in the Proxy Statement) have not been timely received, the Chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date for that Fund, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board will be voted against adjournment of the Meeting.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds, because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for such Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or on any other matter by the stockholders of another Fund. As described above, Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF and ACMIF, respectively, and will vote together with the holders of the common stock as a single class for purposes of electing the nominees as Director in Proposal One and on any proposal that may be properly presented at the Meeting applicable to their respective Funds. The Preferred Stockholders of ANMIF and ACMIF will vote separately for purposes of electing the nominee as Preferred Director in Proposal Two.

   Each Fund has engaged Computershare Fund Services, a professional proxy solicitation firm, (the "Proxy Solicitor"), to provide proxy distribution, solicitation and tabulation services in connection with the Meeting. The Proxy Solicitor will receive a total fee of approximately $5,000 for its services, plus reimbursement of out-of-pocket expenses, to be divided equally among the Funds ($1,667 per Fund).

OTHER INFORMATION

OFFICERS OF THE FUNDS
---------------------

   Certain information concerning the Funds' officers is set forth below. Each officer is elected annually by the Board and serves a one-year term until his or her successor is duly elected and qualifies.

NAME, ADDRESS*                POSITION(S) (MONTH AND        PRINCIPAL OCCUPATION DURING PAST 5
AND AGE                       YEAR FIRST ELECTED)           YEARS (OR LONGER)
----------------------------- ----------------------------- -------------------------------------
Robert M. Keith               President and Chief           See biography above.
57                            Executive Officer, all Funds
                              (09/08)

Robert (Guy) B. Davidson III  Senior Vice President,        Senior Vice President of the
56                            ANMIF (4/02)                  Adviser**, with which he has been
                              ACMIF (4/02)                  associated since prior to 2013.

Douglas J. Peebles            Vice President,               Senior Vice President of the
52                            AGHIF (5/16)                  Adviser**, with which he has been
                                                            associated since prior to 2013.

Fred S. Cohen                 Vice President,               Senior Vice President of the
59                            ACMIF (10/05)                 Adviser**, with which he has been
                              ANMIF (10/05)                 associated since prior to 2013.

Paul J. DeNoon                Vice President,               Senior Vice President of the
55                            AGHIF (4/94)                  Adviser**, with which he has been
                                                            associated since prior to 2013.

Gershon Distenfeld            Vice President,               Senior Vice President of the
42                            AGHIF (2/17)                  Adviser**, with which he has been
                                                            associated since prior to 2013.

Terrance T. Hults             Vice President,               Senior Vice President of the
51                            ANMIF (12/01)                 Adviser**, with which he has been
                              ACMIF (12/01)                 associated since prior to 2013.

NAME, ADDRESS*       POSITION(S) (MONTH AND         PRINCIPAL OCCUPATION DURING PAST 5
AND AGE              YEAR FIRST ELECTED)            YEARS (OR LONGER)
-------------------- ------------------------------ -------------------------------------
Matthew Norton       Vice President                 Vice President of the Adviser**, with
35                   ANMIF (2/16)                   which he has been associated since
                     ACMIF (2/16)                   prior to 2013.

Matthew S. Sheridan  Vice President,                Senior Vice President of the
42                   AGHIF (5/17)                   Adviser**, with which he has been
                                                    associated since prior to 2013.

Joseph J. Mantineo   Treasurer and Chief Financial  Senior Vice President of
58                   Officer, all Funds (8/06)      AllianceBernstein Investor Services,
                                                    Inc. ("ABIS")**, with which he has
                                                    been associated since prior to 2013.

Phyllis J. Clarke    Controller,                    Vice President of ABIS**, with which
57                   ANMIF (5/09)                   she has been associated since prior
                     ACMIF (5/09)                   to 2013.

Stephen Woetzel      Controller,                    Vice President of ABIS**, with which
46                   AGHIF (5/09)                   he has been associated since prior to
                                                    2013.

Vincent S. Noto      Chief Compliance Officer,      Senior Vice President since 2015 and
53                   all Funds (01/14)              Mutual Fund Chief Compliance Officer
                                                    of the Adviser** since 2014. Prior
                                                    thereto, he was Vice President and
                                                    Director of Mutual Fund Compliance of
                                                    the Adviser** since prior to 2013.

Emilie D. Wrapp      Secretary,                     Senior Vice President, Assistant
62                   all Funds (10/05)              General Counsel and Assistant
                                                    Secretary of ABI**, with which she
                                                    has been associated since prior to
                                                    2013.

---------------------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

STOCK OWNERSHIP
---------------

   The outstanding voting shares of AGHIF as of the Record Date consisted of 86,229,677 shares of common stock. The outstanding voting securities of ANMIF as of the Record Date consisted of 28,744,936 shares of common stock, 3,685 shares of Auction Preferred Shares, Series M, Series W, Series TH and Series T, and 5,644 shares of Variable Rate MuniFund Term Preferred Shares. The outstanding voting shares of ACMIF as of the Record Date consisted of 8,554,668 shares of common stock, 1,195 shares of Auction Preferred Shares, Series M and Series T, and 1,605 shares of Variable Rate MuniFund Term Preferred Shares.

   As of February 2, 2018, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

AUDIT COMMITTEE REPORT
----------------------

   The following Audit Committee Report was adopted by the Audit Committee for each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website at www.abfunds.com (under "Investments," click on "Closed-End Funds," then the name of a Fund (e.g., "AllianceBernstein Global High Income Fund"), then "Closed-End Funds Audit Committee Charter"). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent registered public accounting firm; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Fund; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, Auditors Communication with those Charged with Governance, and other professional standards, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

Submitted by the Audit Committee of each Fund's Board of Directors:

              John H. Dobkin*           Nancy P. Jacklin
              Michael J. Downey         Carol C. McMullen
              William H. Foulk, Jr.     Marshall C. Turner, Jr.
              Garry L. Moody            Earl D. Weiner
--------
* Mr. Dobkin retired as a Director of each of ACMIF and ANMIF effective December 31, 2017.

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS BY THE BOARD
-----------------------------------------------------------------------

   The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Funds' independent registered public accounting firm. In addition, on the dates specified below, the Board approved the selection of the Funds' independent registered public accounting firm as required by, and in accordance with, the 1940 Act. At meetings held on January 31-February 1, 2017 (AGHIF) and October 31-November 2, 2017 (ANMIF and ACMIF), the Board approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, the selection of Ernst & Young LLP as the independent registered public accounting firm to audit the accounts of each Fund for the fiscal year ending, as applicable, March 31, 2018 (AGHIF) and October 31, 2018 (ANMIF and ACMIF).

   Ernst & Young LLP has audited the accounts of AGHIF, ANMIF and ACMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
----------------------------------------------------

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"). No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                               ALL FEES FOR
                                                                                NON-AUDIT
                                                                     ALL OTHER   SERVICES
                                                                     FEES FOR  PROVIDED TO
                                                                     SERVICES   THE FUND,
                                                                     PROVIDED  THE ADVISER
                                                  AUDIT               TO THE   AND SERVICE
                                    AUDIT FEES RELATED FEES TAX FEES   FUND    AFFILIATES*
                                    ---------- ------------ -------- --------- ------------
AllianceBernstein Global High  2016  $150,345    $ 8,051    $30,871     $0       $493,067
 Income Fund, Inc.             2017  $154,767    $ 8,056    $30,637     $0       $716,983

AllianceBernstein National     2016  $ 42,412    $18,609    $18,014     $0       $472,443
 Municipal Income Fund, Inc.   2017  $ 42,412    $ 8,010    $18,384     $0       $749,509

Alliance California Municipal  2016  $ 42,412    $18,591    $18,014     $0       $472,425
 Income Fund, Inc.             2017  $ 42,412    $ 8,003    $18,384     $0       $749,502

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and any Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2017 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2017 were AGHIF, $38,693 (comprising $8,056 of audit related fees and $30,637 of tax fees); ANMIF, $26,394 (comprising $8,010 of audit related fees and $18,384 of tax fees); and ACMIF, $26,387 (comprising $8,003 of audit related fees and $18,384 of tax fees). The Audit Committee has considered whether the provision, to the Adviser and/or any Service Affiliate by the Funds' independent registered public accounting firm, of any non-audit services that were not pre-approved by the Audit Committee is compatible with maintaining the independent registered public accounting firm's independence.

  INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser also functions as the administrator to the Funds.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   None of the Funds is aware of an untimely filing of a statement of initial beneficial ownership interest by any person subject to Section 16 under the Securities Exchange Act of 1934 during the Fund's fiscal year ended 2017.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. As of February 2, 2018, the following shareholders held more than 5% of the specified Fund's shares:

                                                                   NUMBER   PERCENTAGE
 FUND           SHAREHOLDER (ADDRESS)            CLASS OF SHARES  OF SHARES  OF CLASS
-----  ----------------------------------------- ---------------  --------- ----------
ANMIF  First Trust Portfolios L.P., First Trust   common stock    2,514,173    8.75%
       Advisors L.P. and The Charger
       Corporation (120 East Liberty Drive,
       Suite 400, Wheaton, Illinois 60187)

                                                                   NUMBER   PERCENTAGE
 FUND           SHAREHOLDER (ADDRESS)            CLASS OF SHARES  OF SHARES  OF CLASS
-----  ----------------------------------------- ---------------- --------- ----------
ANMIF  UBS AG on behalf of UBS Securities        auction rate         1,049   28.47%
       LLC and UBS Financial Services Inc.       preferred stock
       (Bahnhofstrasse 45, P.O. Box
       CH-8049, Zurich, Switzerland)

ANMIF  Bank of America Corp. (Bank of            auction rate         1,770   48.03%
       America Corporate Center, 100 North       preferred stock
       Tryon Street, Charlotte, North
       Carolina 28255), Bank of America
       N.A. (101 South Tryon Street,
       Charlotte, North Carolina 28255) and
       Blue Ridge Investments, L.L.C. (214
       North Tryon Street, Charlotte, North
       Carolina 28255)

ANMIF  Bank of America Corp. (Bank of            variable rate        5,644     100%
       America Corporate Center, 100 North       munifund term
       Tryon Street, Charlotte, North            preferred stock
       Carolina 28255) and Bank of America
       Corp. Preferred Funding Corp. (214
       North Tryon Street, Charlotte, North
       Carolina 28255)

ACMIF  First Trust Portfolios L.P., First Trust  common stock     1,050,624   12.28%
       Advisors L.P. and The Charger
       Corporation (120 East Liberty Drive,
       Suite 400, Wheaton, Illinois 60187)

ACMIF  UBS AG on behalf of UBS Securities        auction rate           351   29.37%
       LLC and UBS Financial Services Inc.       preferred stock
       (Bahnhofstrasse 45, P.O. Box
       CH-8049, Zurich, Switzerland)

ACMIF  Bank of America Corp. (Bank of            auction rate           834   69.79%
       America Corporate Center, 100 North       preferred stock
       Tryon Street, Charlotte, North
       Carolina 28255), Bank of America
       N.A. (101 South Tryon Street,
       Charlotte, North Carolina 28255) and
       Blue Ridge Investments, L.L.C. (214
       North Tryon Street, Charlotte, North
       Carolina 28255)

ACMIF  Bank of America Corp. (Bank of            variable rate        1,605     100%
       America Corporate Center, 100 North       munifund term
       Tryon Street, Charlotte, North            preferred stock
       Carolina 28255) and Bank of America
       Corp. Preferred Funding Corp. (214
       North Tryon Street, Charlotte, North
       Carolina 28255)

                        SUBMISSION OF PROPOSALS FOR THE
                      NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 24, 2018 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2019 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2018 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 24, 2018 and no later than October 24, 2018.

   The persons named as proxies for the 2019 Annual Meeting of Stockholders will, regarding the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 24, 2018 and no later than October 24, 2018. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Cathleen Crandall at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

February 21, 2018
New York, New York

                    TABLE OF CONTENTS                   PAGE
                    ----------------------------------- ----
                    Introduction.......................   1
                    Proposals One and Two: Election of
                     Directors.........................   2
                    Proxy Voting and Stockholder
                     Meeting...........................  15
                    Information as to the Investment
                     Adviser and the Administrator of
                     the Funds.........................  22
                    Section 16(a) Beneficial Ownership
                     Reporting Compliance..............  22
                    Other Matters......................  22
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders......................  24
                    Reports to Stockholders............  24



ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

[A/B]
[LOGO]/R/

--------------------------------------------------------------------------------

NOTICE OF JOINT ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

FEBRUARY 21, 2018

                                                                      PROXY CARD
                                                                      ----------

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT


                                                       EASY VOTING OPTIONS:

                                                      VOTE ON THE INTERNET
                                                           Log on to:
                                                      www.proxy-direct.com
                                                      --------------------
                                                      or scan the QR code
                                               Follow the on-screen instructions
                                                       available 24 hours


                                                          VOTE BY PHONE
                                                      Call 1-800-337-3503
                                                Follow the recorded instructions
                                                       available 24 hours


                                                          VOTE BY MAIL
                                             Vote, sign and date this Proxy Card
                                               and return in the postage-paid
                                                          envelope


                                                         VOTE IN PERSON
                                                   Attend Stockholder Meeting
                                                  1345 Avenue of the Americas
                                                           41st Floor
                                                       New York, NY 10105
                                                       on March 28, 2018


                  Please detach at perforation before mailing.



PROXY            ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.           PROXY
                      JOINT ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 28, 2018

COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of Alliance California Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, March 28, 2018, at 3:00 p.m., Eastern Time, at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated. The shares Represented hereby will be voted in the discretion of the proxy holder on any other matter that may properly come before the Meeting.



                                   VOTE VIA THE INTERNET: www.proxy-direct.com
                                   VOTE VIA THE TELEPHONE:  1-800-337-3503

                                    --------------------       --------------
                                   |                    |     |              |
                                    --------------------       --------------

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY
PROMPTLY
                                ACM_29650_021318

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT



     Important Notice Regarding the Availability of Proxy Materials for the
          Joint Annual Meeting of Stockholders to Be Held on March 28, 2018

     The Proxy Statement and Proxy Card for this meeting are available at:
                     https://www.proxy-direct.com/all-29650
                     --------------------------------------



                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD







                  Please detach at perforation before mailing.



TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A. Proposal    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE
               PROPOSAL.

1. Election of three Class Three Directors:     FOR     WITHHOLD    FOR ALL
                                                ALL       ALL       EXCEPT
01. Marshall C. Turner, Jr.                     [  ]      [  ]       [  ]
02. Garry L. Moody
03. Earl D. Weiner

To withhold your vote for any nominee(s), mark the "For All Except" box and write the name(s) of the nominee(s) on the line provided below.


---------------------------------------------------------------------------

3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.



B. Authorized Signatures - This section must be completed for your vote to be counted. - Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) - Please print date below
 -----------------------------------------
|           /            /                |
 -----------------------------------------

Signature 1 - Please keep signature within the box
 ------------------------------------------------
|                                                |
 ------------------------------------------------

Signature 2 - Please keep signature within the box
 ------------------------------------------------
|                                                |
 ------------------------------------------------

608999900109999999999

                                   ACM1 29650

                                                                      PROXY CARD
                                                                      ----------

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT


                                                       EASY VOTING OPTIONS:

                                                      VOTE ON THE INTERNET
                                                           Log on to:
                                                      www.proxy-direct.com
                                                      --------------------
                                                      or scan the QR code
                                               Follow the on-screen instructions
                                                       available 24 hours


                                                          VOTE BY PHONE
                                                      Call 1-800-337-3503
                                                Follow the recorded instructions
                                                       available 24 hours


                                                          VOTE BY MAIL
                                             Vote, sign and date this Proxy Card
                                               and return in the postage-paid
                                                          envelope


                                                         VOTE IN PERSON
                                                   Attend Stockholder Meeting
                                                  1345 Avenue of the Americas
                                                           41st Floor
                                                       New York, NY 10105
                                                       on March 28, 2018


                  Please detach at perforation before mailing.



PROXY            ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.           PROXY
                      JOINT ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 28, 2018

PREFERRED STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of Alliance California Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, March 28, 2018, at 3:00 p.m., Eastern Time, at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated. The shares Represented hereby will be voted in the discretion of the proxy holder on any other matter that may properly come before the Meeting.



                                   VOTE VIA THE INTERNET: www.proxy-direct.com
                                   VOTE VIA THE TELEPHONE:  1-800-337-3503

                                    --------------------       --------------
                                   |                    |     |              |
                                    --------------------       --------------

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY
PROMPTLY
                             ACM_29650_021318_Pref

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT



     Important Notice Regarding the Availability of Proxy Materials for the
          Joint Annual Meeting of Stockholders to Be Held on March 28, 2018

     The Proxy Statement and Proxy Card for this meeting are available at:
                         https://www.proxy-direct.com/all-29650
                         --------------------------------------



                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD







                  Please detach at perforation before mailing.



TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A. Proposal    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE
               PROPOSALS.

1. Election of three Class Three Directors:     FOR     WITHHOLD    FOR ALL
                                                ALL       ALL       EXCEPT
01. Marshall C. Turner, Jr.                     [  ]      [  ]       [  ]
02. Garry L. Moody
03. Earl D. Weiner

To withhold your vote for any nominee(s), mark the "For All Except" box and write the name(s) of the nominee(s) on the line provided below.


---------------------------------------------------------------------------

2. Election of one Preferred Director:

                                                     FOR     WITHHOLD
   01. Carol C. McMullen                            [  ]       [  ]

3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.


B. Authorized Signatures - This section must be completed for your vote to be counted. - Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) - Please print date below
 -----------------------------------------
|           /            /                |
 -----------------------------------------

Signature 1 - Please keep signature within the box
 ------------------------------------------------
|                                                |
 ------------------------------------------------

Signature 2 - Please keep signature within the box
 ------------------------------------------------
|                                                |
 ------------------------------------------------

608999900109999999999

                                   ACM1 29650